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    SUPPLEMENT TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

                       WARBURG PINCUS MUNICIPAL BOND FUND
               WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
                   WARBURG PINCUS U.S. CORE FIXED INCOME FUND

The following information supersedes certain information in the funds' Prospectuses and Statements of Additional Information.

Effective May 5, 1999, the Credit Suisse Asset Management Fixed Income Management Team, which is responsible for the day-to-day management of the funds, consists of the following investment professionals: William P. Sterling (Managing Director), Gregg M. Diliberto (Managing Director), Robert W. Justich (Managing Director), Dilip K. Rasgotra (Managing Director, CSAM
Limited -- Warburg Pincus Strategic Global Fixed Income Fund only), Mark K. Silverstein (Managing Director), Ira Edelblum (Director) and Jo Ann Corkran (Director). Robert J. Moore and Diane Damskey, who had been members of the Team, resigned from the Funds' Adviser on that date.

Dated: May 13, 1999                                                  16-0599 for
                                                                           WPBDT
                                                                           WPCOR